SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2004

(Date of report/date of

earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address,

if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 2, 2004, the registrant announced the completion of its acquisition of Second Bancorp Incorporated, Warren, Ohio, including its wholly-owned subsidiaries The Second National Bank of Warren and Stouffer-Herzog Insurance Agency, Inc., effective at the commencement of business on July 1, 2004. Second National Bank is merging into Sky Bank, a wholly-owned subsidiary of registrant, at the close of business on Friday, July 2, 2004, and will convert to Sky Bank’s products and operating systems over the following weekend. The branches of the former Second National Bank will significantly add to three of Sky Bank’s eight operating regions, with the majority of offices becoming part of the bank’s Mahoning Valley Region. Stouffer-Herzog, located in Ashtabula, Ohio, will be integrated with Sky Insurance, Inc., a wholly-owned subsidiary of registrant, at some point in the future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

Exhibit 99.1	Sky Financial Group, Inc. Press Release dated July 2, 2004, titled “Sky Announces the Completion of its Acquisition of Second Bancorp.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: July 2, 2004	BY:	/s/ C. J. Keller Smith
C. J. Keller Smith
Associate Counsel